OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2019

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2019 Third Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	1
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Oakmark Global Select Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Disclosures and Endnotes	45
Trustees and Officers	47

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Oakmark and Oakmark Select Funds  June 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"An expert is one who knows more and more about less and less until he knows everything about nothing."

-William Mayo, a founder of Mayo Clinic

We all know the story of Tiger Woods learning to imitate his father's golf swing at just six months old. So last month, when Gary Woodland won the U.S. Open, it was a victory for all the late bloomers who played many sports while growing up. In high school, Woodland played shortstop on a championship baseball team and he was a Division II college basketball player. In "How Basketball and Baseball Helped Gary Woodland Master Golf1," The New York Times reported, "a funny thing happened to Woodland as he was supposedly wasting his time on other sports instead of focusing all of his attention on golf. He learned many transferable skills and life lessons that made him a better player and, he believes, a more grounded and well-rounded person," and, "Being at the plate or free-throw line with the game on the line taught Woodland how to embrace the pressure and discomfort instead of succumbing to it." I can almost hear the sighs of relief from parents who've been told that their multi-sport children have already fallen too far behind to excel at a specific sport.

Like Woodland who benefitted from being a generalist in sports, we at Oakmark benefit from having investment analysts who are generalists. Although investment firms generally assign their analysts to specialize in just one industry, we believe that analysts who examine a wide breadth of companies provide far more value to the investment process than those who focus on one narrow industry.

When analysts come to work at Oakmark, we have already confirmed that they share our long-term value investment philosophy. If they don't, they don't survive the interview process. From day one, they can look within any industry for businesses that are undervalued, growing and run for the benefit of shareholders. We believe that level of freedom allows us to attract and retain more talent, speeds development, improves research department flexibility, and most importantly, results in the robust debate our process requires. Because our analysts look for the most compelling values wherever they may lie, it is quite common that multiple analysts will follow stocks in the same industry. This enables each analyst to provide critical feedback about the others' investment ideas. For example, consider what happens when an Oakmark analyst presents a new bank stock. Because most of our team members either cover one of our bank holdings or have considered recommending one we don't own, they can each contribute to a debate of the new idea's investment merit.

In the book Range: Why Generalists Triumph in a Specialist World2, author David Epstein argues that many fields have gone so overboard with specialization that generalists are now the more valuable problem solvers. Epstein states that "highly credentialed experts can become so narrow-minded that they actually get worse with experience, even while becoming more confident—a dangerous combination." Through numerous examples, Epstein differentiates between "kind" and "wicked" environments. He says a "kind" learning environment is defined by psychologist Robin Hogarth as one where "patterns repeat over and over, and feedback is extremely accurate and usually very rapid." Specialists can thrive in "kind" environments. As a simplistic example, learning to play tic-tac-toe is the epitome of a kind environment: The rules are fixed, patterns repeat and feedback is both accurate and rapid. Without study, simple repetition quickly produces an unbeatable player who could tie for World Champion.

Unfortunately, most of life occurs in less kind learning environments. Hogarth calls the opposite of a kind environment "wicked." As Epstein relays, "In wicked domains the rules of the game are often unclear or incomplete, there may or may not be repetitive patterns and they may not be obvious, and feedback is often delayed, inaccurate, or both." On the continuum between kind and wicked environments, investing seems to be much closer to the wicked end.

We can cite business conditions that often lead to successful investments, but we can also show examples when those same conditions led to failures. Bad news for a company typically pushes its stock price down, but sometimes, when the news has already been thoroughly discounted, the announcement can actually make the stock price go up. We can buy a stock that looks unbelievably cheap and then the stock price drops even lower. Investors with less patience or conviction will often give up before the pendulum swings and the positive results begin.

Our own value approach, which has been successful over the long run, can still go through difficult periods, like today, when our five-year trailing performance lags behind the market averages. Though we've been through these periods before and have seen the rebound that often follows, we also know that "past performance is no guarantee of future results." Becoming successful at investing has very little in common with becoming successful at tic-tac-toe. The learning environments are about as different as they could be.

To demonstrate the value of generalist thinking in wicked environments, Epstein cites the story of a chemist at Eli Lilly who posted some questions online that had baffled Lilly's chemists. Relatively quickly, solutions came rolling in—most from individuals who worked in unrelated fields. The project was so successful that it was spun off into a separate company, InnoCentive, which enables experts in any field to post complex problems online and provide rewards for anyone who can solve them. A little more than one-third of the posted problems

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 1

Oakmark and Oakmark Select Funds  June 30, 2019

Portfolio Manager Commentary (continued)

have been completely solved—an impressive statistic, considering teams of specialists had been stumped! According to Epstein, InnoCentive also discovered that the broader the backgrounds are for those who try to solve the problems, the more likely it is that the problems are answered.

Investing involves a search for solutions to complex problems—a "wicked" environment not well suited to extreme specialization—yet in a typical investment firm, one analyst will be responsible for one industry. Let's say an investment firm has an analyst assigned to the chemical industry. That individual will know a tremendous amount of detail about a dozen chemical companies. Rank ordering those 12 companies based on business quality is that individual's forte. Knowing the expected news flow of the next six months is also an important part of that job. But this individual is focused only on chemical companies. A question such as "Is DuPont a better business than credit card issuer Capital One?" would probably be met with a blank stare. The more important question, "Which is likely to be the better long-term investment?" is one an industry specialist is not trained to answer.

At Oakmark, we believe it is easier for our generalists to acquire specialist-level knowledge than it is for a specialist to learn how to place that knowledge into a useful context. When our generalists need deeper knowledge in a specific industry, they will search for relevant articles, listen to podcasts, talk with experienced management teams, consult with experts in the field and interview the industry specialists at brokerage firms. Compared to my early career, the internet has made it much easier to access specialist knowledge. However, knowing what to do with all of that information—which is the domain of the generalist—remains as difficult now as it was then.

Having generalists also makes Oakmark a more flexible company that can question its own assumptions. When we believe that a stock we own would benefit from a fresh look, our director of research will assign it to a different analyst. Because our analysts have all studied companies from many different industries, this is nothing out of the ordinary for them—and a fresh set of eyes often produces a valuable new perspective. Imagine how different that would be if you asked the analyst who has spent a career following 12 chemical companies to suddenly pick up coverage of, say, computer giant IBM. It simply wouldn't work. In addition, our "devil's advocate" process relies on generalists. Each of our analysts thinks about every stock we own. If they disagree with a holding, they present the sell case on a stock someone else covers. At specialist firms, the auto analyst isn't thinking about—and might not even be aware of—the firm's cable TV position. Presenting the case against it would be nearly impossible.

A final advantage of the generalist model is that it provides analysts with better training for becoming portfolio managers. All of Oakmark's current portfolio managers previously worked as generalist analysts. If industry specialists want to become portfolio managers, it is an open question as to how adept they will be at making cross-industry comparisons. Yet every day, a portfolio manager has to make judgments like whether Alphabet is more attractive than Ford or whether Citigroup is a better investment than Merck. Our analysts constantly make those judgments as they decide which companies to recommend for purchase. For a specialist, that's a brand new way of thinking.

For every prodigy like Tiger Woods there's a Gary Woodland whose skills were honed from generalist experience. So if your child enjoys playing soccer, baseball and basketball, but the baseball coach says it's time to drop the others, you probably won't ruin your child's life by ignoring that advice. And as you think beyond sports, remember Epstein's conclusion that the more uncertain the environment, the more likely it is that a generalist will have greater success than a specialist. We believe Oakmark's track record shows that our shareholders benefit from the broad perspective of our analysts. I believe our work environment also benefits: Woodland credited the breadth of his background for making him more coachable, grounded and well rounded. Those same traits in our analysts make Oakmark a better place to work.

See accompanying Disclosures and Endnotes on page 45.

2 OAKMARK FUNDS

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Oakmark Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	3.22%	0.39%	13.11%	7.76%	14.42%	12.37%	08/05/91
S&P 500 Index	4.30%	10.42%	14.19%	10.71%	14.70%	9.78%
Dow Jones Industrial Average[4]	3.21%	12.20%	16.80%	12.29%	15.03%	10.75%
Lipper Large-Cap Value Fund Index[5]	3.56%	7.36%	11.43%	7.60%	12.36%	8.81%
Oakmark Fund (Advisor Class)	3.23%	0.50%	N/A	N/A	N/A	9.19%	11/30/16
Oakmark Fund (Institutional Class)	3.26%	0.57%	N/A	N/A	N/A	9.24%	11/30/16
Oakmark Fund (Service Class)	3.14%	0.11%	12.78%	7.43%	14.07%	8.01%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Citigroup, Inc.	3.4
Alphabet, Inc., Class C	3.4
Netflix, Inc.	3.4
Bank of America Corp.	3.0
Ally Financial, Inc.	2.9
Capital One Financial Corp.	2.9
Charter Communications, Inc., Class A	2.7
TE Connectivity, Ltd.	2.6
Apple, Inc.	2.6
Comcast Corp., Class A	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	52
Net Assets	$17.8 billion
Weighted Average Market Cap	$141.4 billion
Median Market Cap	$42.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.89%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.85%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	26.4
Information Technology	15.3
Communication Services	14.6
Consumer Discretionary	13.1
Industrials	10.3
Energy	6.1
Health Care	5.9
Consumer Staples	1.8
Short-Term Investments and Other	6.5

See accompanying Disclosures and Endnotes on page 45.

4 OAKMARK FUNDS

Oakmark Fund  June 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 3.2% for the second quarter of 2019, which lagged slightly behind the 4.3% gain for the S&P 5003, the Fund's benchmark. The Fund benefited from Occidental Petroleum's acquisition offer for Anadarko Petroleum and we sold our Anadarko holding following an increase of over 50% for the quarter. A significant decline in oil prices allowed us to replace Anadarko with three new exploration and production (E&P) companies. U.S.-focused E&Ps have meaningfully improved their capital efficiency profile through the oil downturn. We expect them to generate excess returns given their position at the low end of the global cost curve. All three of our new E&P holdings operate top-quality acreage in the premier U.S. onshore region (the Permian Basin), are led by returns-focused management teams and maintain strong balance sheets. We remind shareholders that energy holdings represent just 7% of the Fund, which is only slightly higher than the S&P 500 energy weighting of 5.2%, but our holdings have a higher level of operating leverage, which magnifies their impact on the Fund's performance.

The Oakmark Fund's best contributing sectors during the second quarter were information technology and financials, which are our two largest sectors. Our worst contributing sectors were health care and energy. The Fund's best contributing individual securities were Anadarko (+55%) and American International Group (+24%) and the worst contributing securities were Regeneron Pharmaceuticals (–24%) and Chesapeake Energy (–36%). Regeneron's stock price fell due to concerns around potential drug pricing regulation and new competition for their best-selling drug Eylea. We continue to believe Regeneron sets drug prices responsibly and we anticipate future growth from new drug launches and the company's strong R&D pipeline. Regeneron is valued at an attractive low-teens P/E7 when adjusting R&D to peer averages and adjusting SG&A for product launch costs.

During the quarter, we added new positions in Concho Resources, Diamondback Energy and EOG Resources.

Concho Resources Inc. (CXO-$103.18)

Concho Resources, in our opinion, is one of the highest quality oil and gas producers in the U.S. and it maintains an enormous acreage position in the most attractive parts of the Permian Basin. This large inventory of future drilling locations should allow Concho to invest at high returns for years to come. The market is currently valuing this strategically attractive set of assets at a discount to recent private market transactions and below Permian peers on a per acre basis, despite the company's superior economics and strong management team. Concho has a long history of creating value for shareholders through both efficient operations and savvy capital allocation. We expect shareholders can once again be rewarded as the company develops and monetizes its acreage footprint.

Diamondback Energy, Inc. (FANG-$108.97)

Diamondback Energy is an oil and gas producer with a high-quality acreage position located entirely in the Permian Basin. CEO Travis Stice and his management team have produced industry-leading returns by focusing on low-cost operations and best execution. We like the management team's focus on per share value and we believe the market doesn't appreciate Diamondback's acreage quality and drilling inventory following the company's acquisition of Energen. Diamondback is growing production 15% per year with a mid-single digit FCF yield and the business is valued at a significant discount to net asset value and historical per acre multiples.

EOG Resources, Inc. (EOG-$93.16)

EOG Resources launched the U.S. oil production renaissance by applying fracturing technology to oil basins across North America. Because of this first-mover advantage, the company has typically paid far less than competitors for similar acreage positions. We believe that EOG's return-focused culture will continue to drive innovation and efficiency. The company expects that over 90% of the wells the company will drill over the next 10-12 years will generate economic returns at a $40 per barrel oil price. This low position on the cost curve makes EOG one of the lowest risk E&Ps, while the company's continued innovation (experimental plays, enhanced oil recovery and drilling technology investment) provides upside that few competitors can match.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 5

Oakmark Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.5%
FINANCIALS - 26.4%
DIVERSIFIED FINANCIALS - 15.8%
Ally Financial, Inc.	16,905	$523,886
Capital One Financial Corp.	5,743	521,102
The Charles Schwab Corp.	9,600	385,824
State Street Corp.	6,200	347,572
The Bank of New York Mellon Corp.	6,920	305,501
Moody's Corp.	1,506	294,229
The Goldman Sachs Group, Inc.	1,105	226,083
S&P Global, Inc.	862	196,282
		2,800,479
BANKS - 8.3%
Citigroup, Inc.	8,730	611,362
Bank of America Corp.	18,500	536,500
Wells Fargo & Co.	7,110	336,445
		1,484,307
INSURANCE - 2.3%
American International Group, Inc.	7,655	407,875
		4,692,661
INFORMATION TECHNOLOGY - 15.3%
SOFTWARE & SERVICES - 6.6%
MasterCard, Inc., Class A	1,160	306,855
Gartner, Inc. (a)	1,800	289,692
Visa, Inc., Class A	1,655	287,225
Automatic Data Processing, Inc.	1,670	276,101
		1,159,873
TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
TE Connectivity, Ltd.	4,836	463,158
Apple, Inc.	2,337	462,539
		925,697
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Intel Corp.	6,755	323,362
Texas Instruments, Inc.	2,620	300,671
		624,033
		2,709,603
COMMUNICATION SERVICES - 14.6%
MEDIA & ENTERTAINMENT - 14.6%
Alphabet, Inc., Class C (a)	558	603,424
Netflix, Inc. (a) (b)	1,624	596,528
Charter Communications, Inc., Class A (a)	1,200	474,216
Comcast Corp., Class A	10,638	449,792
Facebook, Inc., Class A (a)	2,013	388,567
News Corp., Class A	6,452	87,032
		2,599,559
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
AUTOMOBILES & COMPONENTS - 5.7%
Fiat Chrysler Automobiles N.V.	28,160	$389,173
General Motors Co.	9,650	371,814
Aptiv PLC	2,200	177,826
Delphi Technologies PLC	3,733	74,666
		1,013,479
RETAILING - 4.4%
Booking Holdings, Inc. (a)	195	365,569
eBay, Inc.	6,500	256,750
Qurate Retail, Inc. (a)	12,115	150,110
		772,429
CONSUMER SERVICES - 3.0%
Hilton Worldwide Holdings, Inc.	2,779	271,629
MGM Resorts International	9,400	268,558
		540,187
		2,326,095
INDUSTRIALS - 10.3%
CAPITAL GOODS - 7.7%
General Electric Co.	42,460	445,830
Parker-Hannifin Corp.	2,289	389,197
Cummins, Inc.	1,720	294,705
Caterpillar, Inc.	1,750	238,507
		1,368,239
TRANSPORTATION - 2.6%
American Airlines Group, Inc.	8,274	269,812
FedEx Corp.	1,130	185,535
		455,347
		1,823,586
ENERGY - 6.1%
Apache Corp.	10,640	308,235
Diamondback Energy, Inc.	1,700	185,249
Concho Resources, Inc.	1,700	175,406
EOG Resources, Inc.	1,800	167,688
Halliburton Co.	5,800	131,892
Chesapeake Energy Corp. (a)	59,934	116,871
		1,085,341
HEALTH CARE - 5.9%
HEALTH CARE EQUIPMENT & SERVICES - 3.5%
CVS Health Corp.	6,094	332,060
HCA Healthcare, Inc.	1,494	201,984
Baxter International, Inc.	1,116	91,413
		625,457
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4%
Regeneron Pharmaceuticals, Inc. (a)	1,332	416,852
		1,042,309

6 OAKMARK FUNDS

Oakmark Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.5% (continued)
CONSUMER STAPLES - 1.8%
FOOD, BEVERAGE & TOBACCO - 1.8%
Constellation Brands, Inc., Class A	1,650	$324,951
TOTAL COMMON STOCKS - 93.5% (COST $10,857,105)		16,604,105
		Value
TOTAL PURCHASED OPTIONS - 0.0% (c) (COST $11,822)		8,550
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.2%
GOVERNMENT AND AGENCY SECURITIES - 3.1%
Federal National Mortgage Association, 2.24%, due 07/01/19 (d)	$400,000	400,000
Federal Home Loan Bank, 2.13%, due 07/01/19 (d)	150,000	150,000
TOTAL GOVERNMENT AND AGENCY SECURITIES - 3.1% (Cost $550,000)		550,000
U.S. GOVERNMENT BILL - 2.8%
United States Treasury Bill, 2.40%, due 07/09/19 (d) (Cost $499,737)	500,000	499,737
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $48,180, collateralized by a United States Treasury Note, 2.375% due 03/15/22, value plus accrued interest of $49,138 (Cost: $48,174)	48,174	48,174
TOTAL SHORT-TERM INVESTMENTS - 6.2% (COST $1,097,911)		1,097,911
TOTAL INVESTMENTS - 99.7% (COST $11,966,838)		17,710,566
Foreign Currencies (Cost $0) - 0.0% (e)		0 (f)
Other Assets In Excess of Liabilities - 0.3%		51,099
TOTAL NET ASSETS - 100.0%		$17,761,665

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more holdings within the Fund.

(c)  See options table for description of purchased options.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Amount rounds to less than 0.1%.

(f)  Amount rounds to less than $1,000.

Oakmark.com 7

Oakmark Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

PURCHASED OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
National Oilwell Varco, Inc.	$23.00	07/19/2019	57,000	$126,711	$2,565	$5,132	$(2,567)
DXC Technology Co.	55.00	07/19/2019	38,000	209,570	5,985	6,690	(705)
				$336,281	$8,550	$11,822	$(3,272)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$410.00	10/18/2019	(71)	$(2,608)	$(108)	$(213)	$105
Netflix, Inc.	400.00	09/20/2019	(500)	(18,366)	(645)	(1,558)	913
Netflix, Inc.	390.00	09/20/2019	(800)	(29,386)	(1,310)	(2,569)	1,259
				$(50,360)	$(2,063)	$(4,340)	$2,277
PUTS
National Oilwell Varco, Inc.	$21.00	07/19/2019	(61,000)	$(135,603)	$(1,952)	$(5,671)	$3,719
DXC Technology Co.	52.50	07/19/2019	(40,000)	(220,600)	(2,500)	(9,238)	6,738
				$(356,203)	$(4,452)	$(14,909)	$10,457

8 OAKMARK FUNDS

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Oakmark Select Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	4.53%	-6.90%	7.04%	3.55%	12.65%	11.47%	11/01/96
S&P 500 Index	4.30%	10.42%	14.19%	10.71%	14.70%	8.54%
Lipper Multi-Cap Value Fund Index[8]	3.25%	3.04%	8.91%	5.57%	11.60%	7.41%
Oakmark Select Fund (Advisor Class)	4.56%	-6.77%	N/A	N/A	N/A	2.37%	11/30/16
Oakmark Select Fund (Institutional Class)	4.56%	-6.74%	N/A	N/A	N/A	2.40%	11/30/16
Oakmark Select Fund (Service Class)	4.47%	-7.07%	6.74%	3.24%	12.32%	8.27%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	9.2
CBRE Group, Inc., Class A	8.3
Citigroup, Inc.	7.1
Ally Financial, Inc.	7.0
TE Connectivity, Ltd.	5.3
Fiat Chrysler Automobiles N.V.	4.8
Bank of America Corp.	4.7
Charter Communications, Inc., Class A	4.7
American International Group, Inc.	4.5
Netflix, Inc.	4.4
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$4.8 billion
Weighted Average Market Cap	$136.4 billion
Median Market Cap	$32.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.04%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.97%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	27.5
Communication Services	18.3
Consumer Discretionary	15.2
Real Estate	8.3
Information Technology	8.3
Industrials	8.0
Energy	6.4
Health Care	4.1
Short-Term Investments and Other	4.1

See accompanying Disclosures and Endnotes on page 45.

10 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund returned 4.5% for the quarter, modestly ahead of the S&P 500 Index's3 4.3% return. Year to date, the Fund has returned 18.6% again, just ahead of the S&P 500's 18.5% return.

The most significant contributors to performance during the second quarter were Anadarko Petroleum (+55%), TE Connectivity (+19%) and American International Group (+24%). We are pleased to report that Anadarko has agreed to be acquired by Occidental Petroleum for a substantial premium. Buying businesses at a significant discount to their intrinsic value has always been a hallmark of our process at Oakmark. It's gratifying, then, when an acquirer endorses our opinion of a holding's value and supports our long-held belief that the stock market can be quite inefficient at times.

The most significant detractors to performance were Regeneron Pharmaceuticals (–23%), Weatherford (–93%) and Alphabet (–8%). Health care stocks fell out of favor as political rhetoric picked up during the quarter. Yet Regeneron's fundamental business continues to perform quite well, so we took advantage of its weak stock price to substantially add to our position during the quarter. Weatherford, one of the world's largest oil and natural gas service companies, announced an unfavorable refinancing during the quarter that significantly diluted equity holders. We are always disappointed when we get a stock as wrong as we were on Weatherford. We are already examining what went wrong with our initial analysis and how we could have detected our misjudgment earlier. We always undergo this kind of review with our mistakes, believing that better understanding them will make us less likely to repeat them in the future.

More broadly, it is important to note that we view our energy investments as a package. Some companies in that package, like Weatherford, represent a higher risk/higher return proposition, due to both their financial and operating leverage. We mitigate that risk by maintaining a higher portfolio weighting in less risky energy investments. This approach succeeded during the past quarter when another of the Fund's energy holdings, Anadarko, agreed to be acquired and subsequently boosted our Fund's NAV enough to offset the loss created by Weatherford.

Alphabet was impacted by modestly slower revenue growth reported in the first quarter and increasing political and regulatory pressure. We have long incorporated slowing revenue growth in our valuation as Alphabet matures and we use an artificially high discount rate relative to Google's franchise and balance sheet strength to account for political, regulatory and technological risks. Alphabet remains our largest and highest conviction holding. To be clear, this does not mean we believe Alphabet is going to outperform each and every quarter or year going forward, but rather that we believe it is highly likely that Alphabet will materially outperform the broader market, cumulatively, over many years.

For reasons already discussed, we sold both Anadarko and Weatherford during the quarter, and we purchased one new holding, Concho Resources. We believe Concho is one of the highest quality oil and gas producers in the U.S., with an enormous acreage position in the most attractive parts of the Permian Basin. This large inventory of future drilling locations can allow the company to invest at high returns for years to come. We think the market is currently valuing this strategically attractive set of assets at a discount to recent private market transactions and below Permian peers on a per acre basis, despite the company's superior economics and high-quality management team, which has a long history of creating value for shareholders through both efficient operations and savvy capital allocation. We believe shareholders can once again be rewarded as Concho develops and monetizes its acreage footprint.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 11

Oakmark Select Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
FINANCIALS - 27.5%
BANKS - 11.7%
Citigroup, Inc.	4,812	$336,984
Bank of America Corp.	7,701	223,318
		560,302
DIVERSIFIED FINANCIALS - 11.3%
Ally Financial, Inc.	10,730	332,523
Capital One Financial Corp.	2,285	207,332
		539,855
INSURANCE - 4.5%
American International Group, Inc.	3,995	212,864
		1,313,021
COMMUNICATION SERVICES - 18.3%
MEDIA & ENTERTAINMENT - 18.3%
Alphabet, Inc., Class C (a)	406	438,471
Charter Communications, Inc., Class A (a)	564	222,881
Netflix, Inc. (a) (b)	576	211,650
		873,002
CONSUMER DISCRETIONARY - 15.1%
AUTOMOBILES & COMPONENTS - 7.4%
Fiat Chrysler Automobiles N.V.	16,634	229,883
Lear Corp.	900	125,343
		355,226
CONSUMER SERVICES - 5.5%
MGM Resorts International	5,147	147,050
Hilton Worldwide Holdings, Inc.	1,166	114,011
		261,061
RETAILING - 2.2%
Qurate Retail, Inc. (a)	8,689	107,659
		723,946
REAL ESTATE - 8.3%
CBRE Group, Inc., Class A (a)	7,748	397,447
INFORMATION TECHNOLOGY - 8.3%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
TE Connectivity, Ltd.	2,623	251,225
SOFTWARE & SERVICES - 3.0%
MasterCard, Inc., Class A	545	144,169
		395,394
INDUSTRIALS - 8.0%
CAPITAL GOODS - 4.4%
General Electric Co.	20,140	211,470
TRANSPORTATION - 3.6%
American Airlines Group, Inc.	5,240	170,876
		382,346
	Shares	Value
ENERGY - 6.3%
Concho Resources, Inc.	1,500	$154,770
Apache Corp.	5,149	149,160
		303,930
HEALTH CARE - 4.1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.1%
Regeneron Pharmaceuticals, Inc. (a)	620	194,060
TOTAL COMMON STOCKS - 95.9% (COST $2,901,495)		4,583,146
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.8%
GOVERNMENT AND AGENCY SECURITIES - 3.7%
Federal Home Loan Bank, 2.13%, due 07/01/19 (c) (Cost $175,000)	$175,000	175,000
Total Government and Agency Securities (Cost $175,000)		175,000
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $53,219, collateralized by a United States Treasury Note, 1.875% due 03/31/22, value plus accrued interest of $54,278 (Cost: $53,212)	53,212	53,212
TOTAL SHORT-TERM INVESTMENTS - 4.8% (COST $228,212)		228,212
TOTAL INVESTMENTS - 100.7% (COST $3,129,707)		4,811,358
Liabilities In Excess of Other Assets - (0.7)%		(34,051)
TOTAL NET ASSETS - 100.0%		$4,777,307

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more holdings within the Fund.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

12 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$410.00	10/18/2019	(29)	$(1,065)	$(44)	$(87)	$43
				$(1,065)	$(44)	$(87)	$43

Oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	3.45%	4.63%	9.30%	4.94%	8.72%	9.84%	11/01/95
Lipper Balanced Fund Index	3.39%	6.79%	8.18%	5.79%	9.09%	6.88%
S&P 500 Index	4.30%	10.42%	14.19%	10.71%	14.70%	9.13%
Barclays U.S. Govt./Credit Index	3.53%	8.52%	2.41%	3.11%	4.09%	5.19%
Oakmark Equity and Income Fund (Advisor Class)	3.45%	4.75%	N/A	N/A	N/A	7.44%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	3.49%	4.84%	N/A	N/A	N/A	7.48%	11/30/16
Oakmark Equity and Income Fund (Service Class)	3.37%	4.30%	9.00%	4.63%	8.38%	8.21%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Bank of America Corp.	5.5
General Motors Co.	5.2
TE Connectivity, Ltd.	4.6
MasterCard, Inc., Class A	3.5
Nestlé SA	3.2
Citigroup, Inc.	2.4
Philip Morris International, Inc.	2.4
Alphabet, Inc., Class C	2.4
CVS Health Corp.	2.1
Charter Communications, Inc., Class A	2.1
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	41
Net Assets	$12.5 billion
Weighted Average Market Cap	$131.6 billion
Median Market Cap	$32.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	12.3
Consumer Discretionary	11.5
Information Technology	9.6
Consumer Staples	7.9
Health Care	5.7
Communication Services	5.2
Industrials	4.2
Energy	2.4
Real Estate	1.3
Materials	1.0
Total Equity Investments	61.0
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	18.4
Government and Agency Securities	11.5
Covertible Bonds	0.1
Total Fixed Income Investments	30.0
Short-Term Investments and Other	8.9

See accompanying Disclosures and Endnotes on page 45.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2019

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Negative Interest Rates?

A few years ago, we told the story of a Danish sex therapist who had recently refinanced the mortgage on her workplace and was now pleased to receive a monthly check from her bank in the amount of seven euros. We thought that this illustrated the absurdity of negative interest rates. We also believed that something this eccentric could not persist. How wrong we were! At the end of June, more than $12 trillion (yes, trillion!) face amount of bonds from outside the U.S. were trading at prices guaranteed to repay their owners less than their acquisition cost—i.e., they were priced with negative interest rates. The key German government bond (the bund) may be the best known example of this phenomenon, trading at prices that yield rates around –40 basis points (–0.4%) on the 10-year issue. Many factors have contributed to this outcome. In particular, the German government has managed its budget to yield surpluses and the European Central Bank has been buying up bonds in its effort to stimulate economic activity. To date, however, it is not obvious that the activities of these central banks have produced their desired outcomes: higher inflation and economic growth.

These central bank actions make us uncomfortable. Interest rates are the price of money, and prices usually function best when given the freedom to move. In the U.S., we still have modestly positive interest rates, though there is constant political pressure to push them even lower. In addition, foreign money that is fleeing negative rates elsewhere is migrating to the U.S. in search of some yield, which is also keeping U.S. rates low. For any of us who lived through the Carter/Reagan era, today's rates appear incredible, although we also remember the high price inflation from that time.

Managing the fixed income component of the Fund is especially challenging in this rate environment. We continually look for opportunities to enhance the Fund's income generation without taking on undue risk. And when rates rise to reasonable levels, we increase the fixed income allocation and lengthen duration. In the same manner, when interest rates decline meaningfully, we stay quiet in managing the fixed income allocation, allowing that allocation to attrite and duration to shrink. Do not expect to find bonds with negative yields in this portfolio.

Extremely low interest rates also affect equity markets. Equities are long-duration assets—their income stream (dividends) is generally modest and their terminal value uncertain. Interest rates help to determine the discount rate that investors use when valuing equities. As rates decline, so do discount rates. And lower discount rates make future cash flows more valuable. Low interest rates, therefore, have played an important role in growth stocks' dominance over value stocks since the financial crisis. As value investors, our understanding of value evolves as the investing environment changes. Although the current term structure of interest rates is far from ideal, it is our charge to succeed for our shareholders in all circumstances, including this abnormal interest rate environment.

Quarter Review

The quarter ending June 30 experienced considerable stock market volatility. Securities markets delivered strong results in April and June, while May proved quite painful for investors. Calendar demarcations do not usually have much meaning for the pattern of investment returns, but they did in the recent quarter. The Equity and Income Fund earned 3.5% in the quarter, which compares to the Lipper Balanced Fund Index's9, the Fund's performance benchmark, 3.4% return. For the calendar six months, the Fund gained 12.5%, compared to 12.2% for the Lipper. The Fund's nine-month fiscal-year return was 2.1%, compared to 3.6% for the Lipper. The annualized compound rate of return since the Fund's inception in 1995 is 9.8%, while the corresponding return to Lipper is 6.9%.

TE Connectivity, Anadarko Petroleum, Mastercard, Nestlé and Arconic were the largest contributors to return in the quarter. The largest detractors were Foot Locker, Philip Morris International, National Oilwell Varco, Alphabet and Regeneron Pharmaceuticals. Short-term earnings concerns caused price declines in Foot Locker, Philip Morris and Regeneron. Energy stocks, such as National Oilwell Varco, performed poorly as the price of oil declined into bear market territory during the quarter. Alphabet and other large technology companies saw their prices retreat as political discourse turned quite negative on the group. Trade war fears also roiled markets and individual stocks. For the calendar six months, Mastercard, TE Connectivity, General Motors, Bank of America and Nestlé contributed most, while CVS Health, Foot Locker, National Oilwell Varco, Regeneron and LivaNova were the biggest detractors from return. For the nine months of the Fund's fiscal year, General Motors, Nestlé, Mastercard, TE Connectivity and Diageo led the contributors' list, while National Oilwell Varco, CVS Health, State Street, LivaNova and Alphabet detracted.

Despite the difficult environment for the energy industry, Anadarko made it onto this quarter's contributor list when it became the subject of a takeover competition between Chevron and Occidental Petroleum, the latter of which won the contest. We exited the position with a 28% gain for the Fund. We are always glad to see our valuation judgments validated when a corporate transaction occurs. This transaction, however, did not fully validate our thesis for Anadarko as our price expectations were materially higher. The price of oil has declined significantly since mid-May as U.S. oil production continues to burgeon (the U.S. is now the largest oil-producing country), and industry participants may be forecasting lower prices for longer. The Anadarko transaction and other market activity force us to

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2019

Portfolio Manager Commentary (continued)

reassess our understanding of exploration and production company values.

Transaction Activity

During the quarter, the Fund added three new positions and also exited three holdings. Beginning alphabetically, Constellation Brands is the top imported beer company in the U.S. and one of the world's leading wine producers. We believe that the company's valuation is compelling due to the robust long-term growth outlook of its strong beer and wine brands. Over the past five years, Constellation's beer segment—which includes Corona, Modelo and Pacifico, among other brands—has grown its sales volume and revenue at a 10% and 12% compound annual growth rate, respectively. The company accomplished this impressive growth at a time when industry volume growth remained relatively flat. Despite a market-leading, medium-term growth outlook that calls for high single-digit revenue growth within its beer segment and low-to-mid single-digit growth within its wine and spirits portfolio, we believe Constellation trades at a meaningful discount to its peers, many of which are experiencing slow to no growth. The company has also established a strategic partnership and large ownership stake in the world's largest publicly traded cannabis company, Canopy Growth Group. We believe this partnership positions Constellation to potentially become one of the bigger beneficiaries in a category that some project could exceed $200 billion in global demand over the next 10 to 15 years. On our one-year forward earnings estimate, Constellation trades in line with the earnings multiple for the overall market without giving the company any value for its significant stake in Canopy. Due to a substantial stock price decline associated with fears about increasing Mexican tariffs, we were able to invest in this above-average business at just an average price.

Our second purchase was Diamondback Energy, an oil and gas producer with a high-quality acreage position located entirely in the Permian Basin. The Permian Basin is the largest and lowest cost basin within the U.S., positioning Diamondback at the bottom of the global cost curve. CEO Travis Stice and his management team have produced industry-leading returns at Diamondback by focusing on low-cost operations and best execution. We like management's focus on per share value and we believe the market doesn't appreciate Diamondback's acreage quality and drilling inventory following its acquisition of Energen. Diamondback is growing production 15% per annum with a mid-single-digit free cash flow yield and trades at a significant discount to net asset value and historical per acre multiples.

The final purchase was TD Ameritrade, which makes a return to the portfolio after being sold at a similar price during the fourth quarter of 2017. Ameritrade provides brokerage services to retail and independent registered investment advisors. The company has continually gained market share and is usually ranked near the top for overall satisfaction among online brokers. Management has supplemented this strong organic growth with smart capital allocation, including the very accretive acquisition of Scottrade. Due to worries about declining interest rates, the stock price has declined by nearly 20% and now trades at less than 12x our estimate of year-ahead earnings. Although lower rates will provide a headwind, we still believe that with continued high single-digit net new asset growth and share repurchase, EPS should grow over the next couple of years. Trading at a large discount to our estimate of intrinsic value, we are happy to welcome this well-managed, high-return business back to the portfolio.

The three stocks we exited were Anadarko (discussed above), Qurate Retail and Bank of New York Mellon. Qurate was a small holding that entered the portfolio when the company acquired Fund holding Home Shopping Network. Qurate's business fundamentals have failed to meet our expectations, so we decided to take the tax loss and move on. Bank of New York Mellon has performed reasonably well since we purchased the stock and although we still believe that it is undervalued, we decided to sell the position and buy Ameritrade, which we believe is even more undervalued.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 45.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 61.0%
FINANCIALS - 12.3%
BANKS - 8.0%
Bank of America Corp.	23,855	$691,792
Citigroup, Inc.	4,360	305,310
		997,102
DIVERSIFIED FINANCIALS - 3.2%
Ally Financial, Inc.	8,256	255,857
State Street Corp.	1,551	86,960
TD Ameritrade Holding Corp.	1,201	59,949
		402,766
INSURANCE - 1.1%
American International Group, Inc.	2,551	135,894
		1,535,762
CONSUMER DISCRETIONARY - 11.5%
AUTOMOBILES & COMPONENTS - 8.7%
General Motors Co.	16,861	649,662
BorgWarner, Inc.	5,652	237,254
Lear Corp.	1,433	199,509
		1,086,425
RETAILING - 1.8%
Foot Locker, Inc.	3,520	147,541
Booking Holdings, Inc. (a)	41	76,001
		223,542
CONSUMER SERVICES - 0.5%
MGM Resorts International	2,351	67,175
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	64,796
		1,441,938
INFORMATION TECHNOLOGY - 9.6%
SOFTWARE & SERVICES - 5.0%
MasterCard, Inc., Class A	1,648	435,840
Oracle Corp.	2,236	127,362
CoreLogic, Inc. (a)	1,293	54,086
		617,288
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
TE Connectivity, Ltd.	6,053	579,708
		1,196,996
CONSUMER STAPLES - 7.8%
FOOD, BEVERAGE & TOBACCO - 7.8%
Nestlé SA (b)	3,834	396,435
Philip Morris International, Inc.	3,802	298,540
Diageo PLC (b)	1,467	252,759
Constellation Brands, Inc., Class A	174	34,189
		981,923
	Shares	Value
HEALTH CARE - 5.7%
HEALTH CARE EQUIPMENT & SERVICES - 4.9%
CVS Health Corp.	4,911	$267,620
UnitedHealth Group, Inc.	787	192,094
HCA Healthcare, Inc.	736	99,458
LivaNova PLC (a)	757	54,509
		613,681
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Regeneron Pharmaceuticals, Inc. (a)	302	94,557
		708,238
COMMUNICATION SERVICES - 5.2%
MEDIA & ENTERTAINMENT - 5.2%
Alphabet, Inc., Class C (a)	275	296,710
Charter Communications, Inc., Class A (a)	672	265,640
Comcast Corp., Class A	2,120	89,633
		651,983
INDUSTRIALS - 4.2%
CAPITAL GOODS - 3.4%
Arconic, Inc.	5,816	150,172
Johnson Controls International plc	3,165	130,763
Carlisle Cos., Inc.	718	100,842
WESCO International, Inc. (a)	890	45,060
		426,837
TRANSPORTATION - 0.8%
American Airlines Group, Inc.	2,924	95,337
		522,174
ENERGY - 2.4%
National Oilwell Varco, Inc.	4,684	104,122
Diamondback Energy, Inc.	637	69,403
Apergy Corp. (a)	1,926	64,593
PDC Energy, Inc. (a)	1,791	64,592
		302,710
REAL ESTATE - 1.3%
The Howard Hughes Corp. (a)	735	91,040
Gaming and Leisure Properties, Inc. REIT	1,833	71,435
		162,475
MATERIALS - 1.0%
Glencore PLC	35,440	123,027
TOTAL COMMON STOCKS - 61.0% (COST $4,401,726)		7,627,226
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 8.30% (3 mo. USD LIBOR + 5.785%),	498	13,000
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		13,000

Oakmark.com 17

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.0%
CORPORATE BONDS - 18.4%
FINANCIALS - 4.7%
Ally Financial, Inc. 3.75%, due 11/18/19	$23,340	$23,387
3.875%, due 05/21/24	7,950	8,139
American Express Credit Corp. 2.60%, due 09/14/20	2,945	2,956
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,863
Aon Corp. 5.00%, due 09/30/20	14,745	15,235
Bank of America Corp. 2.151%, due 11/09/20	6,970	6,949
4.45%, due 03/03/26	5,000	5,393
BNP Paribas SA, 144A 7.625% (USD 5 Year Swap rate + 6.314%) (c) (d) (e)	5,000	5,294
Capital One NA 1.85%, due 09/13/19	39,255	39,201
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (c)	22,860	23,614
3.40%, due 05/01/26	15,000	15,526
4.05%, due 07/30/22	13,338	13,917
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,352
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	33,000
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	7,289
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,193
3.80%, due 06/09/23	14,750	15,297
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,083
3.80%, due 08/24/27	4,975	5,009
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	30,197
3.514%(3 mo. USD LIBOR + 0.610%), due 06/18/22 (c)	24,870	25,416
3.811%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,211
Moody's Corp. 4.50%, due 09/01/22	13,040	13,794
2.625%, due 01/15/23	12,201	12,264
5.50%, due 09/01/20	3,780	3,914
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	24,830	25,637
5.375%, due 05/15/27 (d)	6,965	7,453
4.75%, due 08/01/26 (d)	5,925	6,147
5.75%, due 08/15/25 (d)	2,950	3,097
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,878
2.375%, due 11/21/21 (d)	6,970	6,973
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	5,120
	Par Value	Value
S&P Global, Inc. 4.00%, due 06/15/25	$17,150	$18,622
2.95%, due 01/22/27	9,810	9,939
4.40%, due 02/15/26	1,970	2,171
3.30%, due 08/14/20	1,970	1,991
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	20,280
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,601
3.20%, due 02/23/23	7,000	7,164
2.30%, due 12/13/19	6,970	6,967
4.332%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,036
2.625%, due 04/25/21	2,000	2,007
2.875%, due 02/25/21	1,000	1,007
2.55%, due 10/23/19	980	980
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,162
3.813%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,766
Wells Fargo Bank NA 3.625%, due 10/22/21	10,000	10,282
2.15%, due 12/06/19	9,900	9,891
		591,664
CONSUMER DISCRETIONARY - 3.7%
Adient US LLC, 144A 7.00%, due 05/15/26 (d)	15,965	16,404
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	10,459
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	15,532
3.55%, due 03/15/28	9,950	10,371
2.75%, due 03/15/23	6,965	7,063
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,063
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,230
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	25,951
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	259
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,409
4.20%, due 03/15/28	9,950	10,336
4.50%, due 02/01/24	2,985	3,181
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	18,341	16,369
Dollar Tree, Inc. 3.288% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	6,965	6,966
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	30,891
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,817

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.0% (continued)
CORPORATE BONDS - 18.4% (continued)
General Motors Co. 4.875%, due 10/02/23	$41,400	$43,905
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	4,976
Hyatt Hotels Corp. 4.375%, due 09/15/28	7,960	8,421
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	21,413
6.25%, due 02/15/22 (d)	14,800	15,632
6.25%, due 01/15/27 (d)	200	219
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (d)	1,000	1,049
5.00%, due 06/01/24 (d)	1,000	1,034
Lear Corp. 5.25%, due 01/15/25	11,060	11,459
4.25%, due 05/15/29	7,955	8,036
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	2,050
Marriott International, Inc. 3.60%, due 04/15/24	6,960	7,254
4.00%, due 04/15/28	4,975	5,241
MGM Resorts International 5.75%, due 06/15/25	2,985	3,247
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	9,826
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,825
5.375%, due 12/01/24	3,580	3,678
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,430
5.125%, due 08/08/25	3,000	3,216
4.60%, due 08/08/23	2,000	2,102
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	20,109
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,619
4.00%, due 11/15/28	2,985	3,253
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,995
Tapestry, Inc. 3.00%, due 07/15/22	12,145	12,159
4.125%, due 07/15/27	4,975	5,003
Tempur Sealy International, Inc. 5.50%, due 06/15/26	3,125	3,242
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,052
The William Carter Co., 144A 5.625%, due 03/15/27 (d)	1,750	1,833
Under Armour, Inc. 3.25%, due 06/15/26	12,565	11,857
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,988
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,412
		464,836
	Par Value	Value
HEALTH CARE - 2.3%
Abbott Laboratories 2.90%, due 11/30/21	$16,625	$16,900
AbbVie, Inc. 3.75%, due 11/14/23	6,965	7,252
Becton Dickinson and Co. 2.675%, due 12/15/19	22,756	22,763
3.30%, due 03/01/23	11,204	11,331
3.194%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	7,463	7,464
3.363%, due 06/06/24	2,985	3,074
2.894%, due 06/06/22	2,985	3,026
Centene Corp. 4.75%, due 05/15/22	20,084	20,511
CVS Health Corp. 4.00%, due 12/05/23	18,198	19,046
5.00%, due 12/01/24	6,880	7,510
4.75%, due 12/01/22	6,880	7,306
2.25%, due 08/12/19	2,884	2,883
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	7,530
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,980
HCA, Inc. 6.50%, due 02/15/20	9,895	10,123
5.00%, due 03/15/24	7,465	8,133
5.625%, due 09/01/28	2,985	3,231
4.25%, due 10/15/19	1,990	1,998
5.375%, due 09/01/26	500	539
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	8,054
Johnson & Johnson 2.90%, due 01/15/28	9,955	10,236
McKesson Corp. 3.65%, due 11/30/20	19,890	20,294
3.95%, due 02/16/28	2,985	3,095
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,314
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	2,020
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,981
5.00%, due 06/01/26 (d)	12,805	13,221
Zimmer Biomet Holdings, Inc. 4.625%, due 11/30/19	10,345	10,428
3.169%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,970
3.15%, due 04/01/22	3,810	3,870
3.70%, due 03/19/23	2,985	3,080
		283,163
COMMUNICATION SERVICES - 2.0%
Comcast Corp. 3.45%, due 10/01/21	9,950	10,238
3.30%, due 10/01/20	9,950	10,086
3.95%, due 10/15/25	4,975	5,367
Discovery Communications LLC 2.80%, due 06/15/20	3,930	3,938

Oakmark.com 19

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.0% (continued)
CORPORATE BONDS - 18.4% (continued)
DISH DBS Corp. 5.875%, due 11/15/24	$10,435	$9,874
5.00%, due 03/15/23	9,940	9,604
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	21,802
3.70%, due 03/01/21	14,740	15,004
Intelsat Jackson Holdings SA, 144A 8.00%, due 02/15/24 (d)	26,069	27,177
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	14,935	15,364
5.375%, due 06/15/22 (d)	6,975	7,062
5.625%, due 03/15/26 (d)	4,975	5,218
Netflix, Inc. 4.875%, due 04/15/28	31,840	32,835
5.875%, due 02/15/25	11,940	13,164
5.875%, due 11/15/28	6,965	7,711
5.375%, due 02/01/21	1,990	2,057
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	5,279
6.375%, due 05/15/29 (d)	2,985	3,393
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.625%, due 05/01/22	30,425	31,410
6.25%, due 07/15/19	2,950	2,954
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,017
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,077
		255,631
INDUSTRIALS - 1.8%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	15,840
BAT Capital Corp. 2.297%, due 08/14/20	19,900	19,859
3.557%, due 08/15/27	6,965	6,928
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,764
3.80%, due 04/19/23	9,425	9,676
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	14,131
4.00%, due 09/21/23	9,945	10,468
General Electric Co. 5.00% (3 mo. USD LIBOR + 3.330%) (c) (e)	12,430	11,988
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	16,915	17,655
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	12,199
Stanley Black & Decker, Inc. 4.25%, due 11/15/28	6,965	7,737
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	11,430	12,174
7.50%, due 11/01/23 (d)	10,000	10,600
Union Pacific Corp. 3.75%, due 07/15/25	9,950	10,634
3.50%, due 06/08/23	6,965	7,260
3.20%, due 06/08/21	6,965	7,089
	Par Value	Value
United Technologies Corp. 3.65%, due 08/16/23	$4,975	$5,210
3.95%, due 08/16/25	1,990	2,146
3.35%, due 08/16/21	1,990	2,034
Wabtec Corp. 3.71% (3 mo. USD LIBOR + 1.300%), due 09/15/21 (c)	4,975	4,961
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,321
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	14,017
5.375%, due 12/15/21	5,305	5,345
		225,036
INFORMATION TECHNOLOGY - 1.6%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,776
3.75%, due 12/01/21	4,710	4,798
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,969
3.625%, due 01/15/24	9,955	10,049
2.375%, due 01/15/20	9,955	9,938
3.50%, due 01/15/28	4,975	4,723
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/23	19,243	19,580
5.00%, due 09/01/25	9,955	10,366
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	23,854	22,757
5.50%, due 03/01/24 (d)	3,480	3,571
6.00%, due 03/01/26 (d)	3,480	3,567
5.00%, due 06/15/21 (d)	995	993
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	15,870
4.42%, due 06/15/21 (d)	2,940	3,030
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	11,283
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,677
2.80%, due 06/15/21	4,910	4,947
Motorola Solutions, Inc. 3.75%, due 05/15/22	5,592	5,746
4.60%, due 02/23/28	2,985	3,132
Qorvo, Inc. 5.50%, due 07/15/26	4,975	5,265
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	1,025
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,239
2.35%, due 08/01/19	1,812	1,811
		196,112
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	27,520
4.875%, due 03/01/26	19,665	21,405
GLP Capital, LP / GLP Financing II, Inc. REIT 4.875%, due 11/01/20	14,975	15,235
5.375%, due 11/01/23	12,000	12,866
5.75%, due 06/01/28	4,975	5,482

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.0% (continued)
CORPORATE BONDS - 18.4% (continued)
5.25%, due 06/01/25	$4,975	$5,330
5.375%, due 04/15/26	3,925	4,245
4.375%, due 04/15/21	1,965	1,999
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,173
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	15,630
5.25%, due 01/15/26	9,835	10,649
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	12,440	12,853
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,536
3.50%, due 02/01/25	900	932
		139,855
CONSUMER STAPLES - 0.6%
Diageo Capital PLC 3.875%, due 05/18/28	5,000	5,465
3.00%, due 05/18/20	5,000	5,028
3.50%, due 09/18/23	4,800	5,024
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	6,260	6,457
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	15,100
3.00%, due 11/15/20	6,885	6,947
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,506
1.625%, due 10/28/19 (d)	7,764	7,737
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	2,028
5.50%, due 03/01/25 (d)	500	516
5.75%, due 03/01/27 (d)	500	516
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	6,420	6,407
3.35%, due 02/01/22 (d)	4,975	4,963
2.65%, due 10/03/21 (d)	3,980	3,923
4.25%, due 02/01/27 (d)	995	1,013
		79,630
ENERGY - 0.4%
Apergy Corp. 6.375%, due 05/01/26	16,119	16,240
Cenovus Energy, Inc. 5.70%, due 10/15/19	3,642	3,671
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	8,315
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	10,405
Weatherford International LLC 9.875%, due 03/01/25	9,950	5,099
		43,730
	Par Value	Value
MATERIALS - 0.2%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	$9,950	$10,008
3.875%, due 10/27/27 (d)	9,950	9,924
		19,932
Total Corporate Bonds (Cost $2,228,875)		2,299,589
GOVERNMENT AND AGENCY SECURITIES - 11.5%
U.S. GOVERNMENT NOTES - 11.3%
1.25%, due 07/15/20 (f)	491,831	495,004
United States Treasury Notes 1.75%, due 10/31/20	223,550	223,166
2.375%, due 12/31/20	198,945	200,515
1.375%, due 12/15/19	99,500	99,185
1.625%, due 07/31/20	99,485	99,155
2.00%, due 11/30/22	74,625	75,298
1.75%, due 03/31/22	74,645	74,692
2.125%, due 12/31/22	49,745	50,423
1.875%, due 11/30/21	49,785	49,943
1.50%, due 11/30/19	24,875	24,811
2.125%, due 01/31/21	24,570	24,682
		1,416,874
U.S. GOVERNMENT AGENCIES - 0.2%
Federal Farm Credit Bank, 1.68%, due 08/16/21	17,165	17,027
Total Government and Agency Securities (Cost $1,423,886)		1,433,901
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,532)	14,915	11,905
TOTAL FIXED INCOME - 30.0% (COST $3,667,293)		3,745,395
SHORT-TERM INVESTMENTS - 8.7%
GOVERNMENT AND AGENCY SECURITIES - 4.2%
Federal Home Loan Bank, 2.13%, due 07/01/19 (g)	225,000	225,000
Federal National Mortgage Association, 2.24%, due 07/01/19 (g)	300,000	300,000
Total Government and Agency Securities (Cost $525,000)		525,000
COMMERCIAL PAPER - 3.7%
Walgreens Boots, 2.61% - 3.19%, due 07/08/19 - 08/30/19 (g)	139,000	138,560
General Mills, Inc., 144A, 2.49% - 2.54%, due 07/02/19 - 07/19/19 (d) (g)	90,250	90,191

Oakmark.com 21

Oakmark Equity and Income Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 8.7% (continued)
COMMERCIAL PAPER - 3.7% (continued)
Campbell Soup Co., 144A, 2.96% - 3.18%, due 07/18/19 - 09/09/19 (d) (g)	$79,750	$79,511
Schlumberger Holdings Corp., 144A, 2.54% - 2.56%, due 07/02/19 - 07/10/19 (d) (g)	69,750	69,722
Kellogg Co., 144A, 2.52% - 2.57%, due 07/01/19 - 07/09/19 (d) (g)	66,000	65,986
Abbvie, Inc., 144A, 2.47%, due 07/10/19 (d) (g)	24,750	24,735
Total Commercial Paper (Cost $468,707)		468,705
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $92,400, collateralized by United States Treasury Notes, 1.875% - 2.375% due 03/15/22 - 03/31/22, aggregate value plus accrued interest of $94,239 (Cost: $92,388)	92,388	92,388
CORPORATE BONDS - 0.1%
FINANCIALS - 0.1%
Ally Financial, Inc, 4.13%, due 03/30/20 (g)	4,970	5,018
Reinsurance Group of America, Inc., 6.45%, due 11/15/19 (g)	10,257	10,402
		15,420
Total Corporate Bonds (Cost $15,376)		15,420
TOTAL SHORT-TERM INVESTMENTS - 8.7% (COST $1,101,471)		1,101,513
TOTAL INVESTMENTS - 99.8% (COST $9,183,497)		12,487,134
Foreign Currencies - 0.0% (h)		0	(i)
Other Assets In Excess of Liabilities - 0.2%		19,038
NET ASSETS - 100.0%		$12,506,172

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of June 30, 2019.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Security is perpetual and has no stated maturity date.

(f)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

22 OAKMARK FUNDS

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Oakmark.com 23

Oakmark Global Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	4.31%	-2.03%	12.31%	3.59%	10.00%	9.66%	08/04/99
MSCI World Index	4.00%	6.33%	11.77%	6.60%	10.72%	4.88%
Lipper Global Fund Index[12]	3.13%	3.34%	10.79%	5.57%	9.71%	5.35%
Oakmark Global Fund (Advisor Class)	4.31%	-1.93%	N/A	N/A	N/A	9.04%	11/30/16
Oakmark Global Fund (Institutional Class)	4.34%	-1.86%	N/A	N/A	N/A	9.12%	11/30/16
Oakmark Global Fund (Service Class)	4.20%	-2.32%	11.98%	3.26%	9.62%	9.66%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Bayer AG	5.4
MasterCard, Inc., Class A	5.1
TE Connectivity, Ltd.	4.5
Bank of America Corp.	4.4
General Motors Co.	4.3
CNH Industrial N.V.	4.2
Alphabet, Inc., Class C	4.0
Daimler AG	4.0
Credit Suisse Group AG	3.9
Citigroup, Inc.	3.6
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	43
Net Assets	$1.7 billion
Weighted Average Market Cap	$103.9 billion
Median Market Cap	$30.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	21.2
Consumer Discretionary	18.3
Information Technology	16.9
Communication Services	13.9
Industrials	13.9
Health Care	6.9
Materials	3.7
Energy	1.5
Consumer Staples	0.9
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.8
United States	46.8
Europe	41.3
Germany*	14.7
United Kingdom	13.8
Switzerland	10.1
Ireland*	2.7
Asia	5.6
Japan	3.3
Taiwan	1.0
% of Equity
Asia (cont'd)	5.6
South Korea	1.0
India	0.3
Africa	2.6
South Africa	2.6
Australasia	2.4
Australia	2.4
Latin America	1.3
Mexico	1.3

*  Euro currency countries comprise 17.4% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

24 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Update

In the June quarter, the Oakmark Global Fund gained 4.3%, while the MSCI World Index11 returned 4% and the Lipper Global Fund Index12 returned 3.1%. These numbers seem to suggest a pleasant rally in the period, but those who follow the market closely know that it was anything but. After slowing down in March from a strong start to the year, stock markets picked up the pace in April, generating unusually strong returns. This more than completely reversed in May, however, as international politics and trade considerations appeared to frighten investors. With the flip of the calendar to June, markets turned upward, and they did so with vigor. In the U.S., the stock market came close to producing its best June monthly return ever. It is unusual for the market to synchronize its movement with the calendar, but these are unusual times.

For the past three months, the U.S., Switzerland and Germany contributed most to the Fund's return, while Ireland, Mexico and the U.K. detracted most significantly. The individual holdings that contributed most to return were TE Connectivity (U.S.), Arconic (U.S.), Mastercard (U.S.), Bayer (Germany) and Julius Baer Group (Switzerland). Fund holdings that detracted the most from return were Tenet Healthcare (U.S.), Ryanair Holdings (Ireland), Alphabet (U.S.), Grupo Televisa (Mexico) and Lloyds Banking Group (U.K.).

For the calendar six months, the Fund gained 17.4% versus 17% for the MSCI World Index and 16.2% for the Lipper Global Fund Index. Finally, for the nine months of the Fund's fiscal year, the Fund lost 2.1%, which contrasts to a 1.3% gain for the MSCI World Index and 0.0% for the Lipper Global Fund Index. Since the Fund's inception in 1999, it has achieved a compound annual rate of return of 9.7%, which compares to 4.9% for the MSCI World Index and 5.4% for the Lipper Global Fund Index.

In the past calendar six months, the U.S., U.K. and Switzerland led the contributors' list, while Mexico and Ireland were the only detractors. Individual significant contributors were Mastercard, Citigroup (U.S.), TE Connectivity, Arconic and Julius Baer. Grupo Televisa, Ryanair, National Oilwell Varco and Multichoice (South Africa—received in a corporate action and then sold) were the only detractors. For the fiscal year that began October 1, the countries that contributed the most to the Fund's return were the U.S., South Africa and India, while Mexico, Germany and Ireland detracted. The five largest contributors to the Fund's return in the period were Mastercard, General Motors (U.S.), Travis Perkins (U.K.), Naspers (South Africa) and TE Connectivity. The Fund holdings that detracted the most were Grupo Televisa, National Oilwell Varco, Ryanair, Credit Suisse (Switzerland) and Tenet Healthcare.

The U.S. allocation grew modestly in the quarter, but this resulted from stronger relative performance rather than trading activity. The Fund now owns five emerging markets issues, which may be a record. Compared to the MSCI World Index, the Fund has significant country overweights in Switzerland, Germany and the U.K., while it is underweight Japan and the U.S. (though the U.S. has by far the largest Fund weight). In terms of industries, the overweight commitments are financials, consumer discretionary (primarily automotive) and communication services, where Alphabet is the largest holding. The Fund's significant underweights are consumer staples, energy and health care. We continue to seek out attractive ideas in the underweight sectors, but, especially in health care and staples, we have found it difficult to identify issues that meet our value criteria. In contrast, the financial and consumer discretionary groups are replete with conservatively valued issues as investors attempt to discount the effects of suppressed interest rates and the timing of the next recession. We believe that our holdings in these industries are valued appropriately for these risks.

Portfolio Activity

During the quarter, we added one new international holding, while the U.S. count dropped by one when the takeover offer for USG was completed. Samsung Electronics (South Korea) is a name we have followed for some time and held in the past. Recent share price weakness once again afforded us the opportunity to initiate a position in this company at a discount to our estimate of its intrinsic value. As a reminder, we find that Samsung enjoys several competitive advantages, including a diverse product line-up, strong global distribution and scale. Along with producing a robust portfolio of consumer electronics and mobile phones, the company is a world-leading manufacturer of semiconductors, a business segment that we find particularly attractive because we believe it provides ongoing revenue and profit. Moreover, due to Samsung's leading market position and financial strength, it has been able to either maintain or increase both research and development and capital expenditures even during down cycles. We also appreciate the company's solid balance sheet, strong free cash flow generation and track record of returning capital to shareholders via dividends and share repurchases. All of these attributes add to our confidence that Samsung is committed to adding value for its shareholders.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 25

Oakmark Global Fund  June 30, 2019

Portfolio Manager Commentary (continued)

In this report from the second quarter four years ago, we wrote the following about USG: "New holding USG is the largest producer of wallboard in the U.S. and a leading manufacturer of other building products. After spending five years in bankruptcy related to asbestos in the early 2000s, USG finally reached an agreement to emerge—with its equity intact—on precisely the same month in 2006 that housing starts entered one of the deepest and longest downturns in U.S. history. Nine years later, housing starts are still significantly depressed relative to trend and USG's profits even more so. It's no surprise that investors aren't tripping over themselves to buy shares of USG. But looking further out, as housing and other construction markets fully recover, we believe USG will be earning considerably more and producing substantial free cash flow, as the company benefits from large tax assets which help to shelter earnings1." When we invested in USG, we were completely unfamiliar with Knauf, the privately held German company that recently acquired USG. Knauf's management saw its business as complementary to USG's and the company also recognized the undervaluation in USG's share price. As it happened, Knauf roughly agreed with our understanding of the intrinsic value of USG.

General Motors Update

Six months ago, we wrote about General Motors' (GM) transformation, particularly the rapid growth in value of the company's Cruise Automation unit. During the past quarter, Cruise's valuation increased again, taking it from last year's $14.5 billion to the $19 billion level. All of the previous investors participated in this investing round and various institutional investors, including T. Rowe Price, joined for the first time. Assuming that GM continues to own roughly 75% of Cruise, it now represents more than one-quarter of the company's public market value. All of this is for an enterprise yet to earn revenues, much less profit. We continue to believe that investors have not properly rewarded GM management for their efforts to transform the company.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 12% of the Fund's franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 45.

26 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
FINANCIALS - 21.2%
BANKS - 11.7%
Bank of America Corp. (United States)	2,627	$76,195
Citigroup, Inc. (United States)	876	61,325
Lloyds Banking Group PLC (United Kingdom)	80,381	57,767
Axis Bank, Ltd. (India) (a)	407	4,767
		200,054
DIVERSIFIED FINANCIALS - 7.0%
Credit Suisse Group AG (Switzerland)	5,620	67,388
Julius Baer Group, Ltd. (Switzerland)	1,197	53,272
		120,660
INSURANCE - 2.5%
Allianz SE (Germany)	175	42,120
		362,834
CONSUMER DISCRETIONARY - 18.3%
AUTOMOBILES & COMPONENTS - 12.6%
General Motors Co. (United States)	1,892	72,895
Daimler AG (Germany)	1,217	67,722
Continental AG (Germany)	290	42,252
Toyota Motor Corp. (Japan)	526	32,623
		215,492
RETAILING - 3.4%
Naspers, Ltd. (South Africa)	179	43,444
Booking Holdings, Inc. (United States) (a)	7	14,013
		57,457
CONSUMER DURABLES & APPAREL - 2.3%
Cie Financiere Richemont SA (Switzerland)	269	22,853
Under Armour, Inc., Class C (United States) (a)	779	17,302
		40,155
		313,104
INFORMATION TECHNOLOGY - 16.9%
SOFTWARE & SERVICES - 9.1%
MasterCard, Inc., Class A (United States)	333	88,115
Oracle Corp. (United States)	895	50,994
CoreLogic, Inc. (United States) (a)	411	17,209
		156,318
TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
TE Connectivity, Ltd. (United States)	805	77,084
Hirose Electric Co., Ltd. (Japan)	205	22,811
Samsung Electronics Co., Ltd. (South Korea)	387	15,769
		115,664
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,215	17,044
		289,026
	Shares	Value
COMMUNICATION SERVICES - 13.9%
MEDIA & ENTERTAINMENT - 13.9%
Alphabet, Inc., Class C (United States) (a)	63	$67,972
The Interpublic Group of Cos., Inc. (United States)	1,574	35,554
Liberty Global PLC, Class A (United Kingdom) (a)	1,229	33,179
Liberty Broadband Corp., Class C (United States) (a)	279	29,119
Live Nation Entertainment, Inc. (United States) (a)	348	23,083
Grupo Televisa SAB (Mexico) (b)	2,475	20,893
Liberty Global PLC, Class C (United Kingdom) (a)	559	14,817
Charter Communications, Inc., Class A (United States) (a)	35	13,752
		238,369
INDUSTRIALS - 13.8%
CAPITAL GOODS - 9.9%
CNH Industrial N.V. (United Kingdom)	6,950	71,263
Arconic, Inc. (United States)	1,584	40,894
Travis Perkins PLC (United Kingdom)	2,280	36,895
Johnson Controls International plc (United States)	493	20,370
		169,422
TRANSPORTATION - 3.9%
Ryanair Holdings PLC (Ireland) (a) (b)	690	44,282
Southwest Airlines Co. (United States)	463	23,521
		67,803
		237,225
HEALTH CARE - 6.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.5%
Bayer AG (Germany)	1,342	92,979
HEALTH CARE EQUIPMENT & SERVICES - 1.4%
Tenet Healthcare Corp. (United States) (a)	1,181	24,396
		117,375
MATERIALS - 3.7%
Incitec Pivot, Ltd. (Australia)	16,864	40,371
LafargeHolcim, Ltd. (Switzerland)	484	23,625
		63,996
ENERGY - 1.5%
National Oilwell Varco, Inc. (United States)	1,129	25,100

Oakmark.com 27

Oakmark Global Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.1% (continued)
CONSUMER STAPLES - 0.9%
HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
Reckitt Benckiser Group PLC (United Kingdom)	174	$13,708
FOOD, BEVERAGE & TOBACCO - 0.1%
Diageo PLC (United Kingdom)	42	1,818
		15,526
TOTAL COMMON STOCKS - 97.1% (COST $1,353,203)		1,662,555
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $25,734, collateralized by a United States Treasury Note, 1.875% due 03/31/22, value plus accrued interest of $26,246 (Cost: $25,731)	$25,731	25,731
GOVERNMENT AND AGENCY SECURITIES - 1.2%
Federal Home Loan Bank, 2.13%, due 07/01/19 (c) (Cost $20,000)	20,000	20,000
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $45,731)		45,731
TOTAL INVESTMENTS - 99.8% (COST $1,398,934)		1,708,286
Foreign Currencies (Cost $332) - 0.0% (d)		332
Other Assets In Excess of Liabilities - 0.2%		3,732
TOTAL NET ASSETS - 100.0%		$1,712,350

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

28 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	19,820	$20,262	12/18/19	$20,618	$(356)
				$20,618	$(356)

Oakmark.com 29

Oakmark Global Select Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	3.86%	-2.43%	9.89%	4.20%	10.93%	7.33%	10/02/06
MSCI World Index	4.00%	6.33%	11.77%	6.60%	10.72%	5.83%
Lipper Global Fund Index[12]	3.13%	3.34%	10.79%	5.57%	9.71%	5.46%
Oakmark Global Select Fund (Advisor Class)	3.80%	-2.38%	N/A	N/A	N/A	5.55%	11/30/16
Oakmark Global Select Fund (Institutional Class)	3.87%	-2.33%	N/A	N/A	N/A	5.61%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	7.3
CNH Industrial N.V.	7.3
Daimler AG	7.1
Bank of America Corp.	6.6
Lloyds Banking Group PLC	6.0
Credit Suisse Group AG	6.0
TE Connectivity, Ltd.	5.8
Charter Communications, Inc., Class A	5.5
Citigroup, Inc.	5.5
Fiat Chrysler Automobiles N.V.	4.8
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$1.9 billion
Weighted Average Market Cap	$130.5 billion
Median Market Cap	$46.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	31.1
Consumer Discretionary	15.7
Communication Services	12.8
Information Technology	12.5
Industrials	10.1
Consumer Staples	4.5
Materials	3.9
Energy	3.1
Health Care	3.1
Short-Term Investments and Other	3.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	47.7
United Kingdom	23.3
Switzerland	17.1
Germany*	7.3
% of Equity
North America	45.4
United States	45.4
Asia	6.9
South Korea	3.8
Taiwan	3.1

*  Euro currency countries comprise 7.3% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

30 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 3.9% for the quarter ended June 30, 2019, slightly underperforming the MSCI World Index11, which returned 4.0%. Importantly, the Fund has returned an average of 7.3% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5.8% over the same period.

TE Connectivity, the dominant manufacturer of sensors and connectors, was a top contributor for the quarter, returning 19%. During the quarter, TE Connectivity announced positive second-quarter earnings that surpassed consensus estimates. Company management also indicated that full-year EPS would be in line with last year. The auto business segment outgrew auto production by 300 basis points this quarter and should outgrow production by a larger amount for the full year. We believe the auto segment can continue to significantly outgrow auto production in the coming years. Management also announced a new restructuring plan for the high-performing transportation segment during the quarter. This segment has been operating at full capacity for the past five years and management plans to consolidate some plants in high-cost countries and restructure the supply chain. In our view, TE Connectivity is becoming a collection of secularly advantaged connector businesses that can grow revenue in the mid-single digits, can maintain operating margins in the high teens and can return around a 50% return on tangible capital. Our investment thesis for the company remains intact.

Alphabet, the parent company of Google, was a large detractor for the quarter, returning –8%. Alphabet's first-quarter earnings were released in late April and were in line with our expectations, given that the company's total revenue grew 19% to $36.3 billion. Although this was less than other previous first-quarter periods for the company, we do not view it as outside the typical range or historic growth variability. However, other investors viewed the lower revenue negatively, and the share price fell. In addition, investors reacted negatively to news that the Justice Department would open an antitrust investigation against Google. While we continue to monitor the situation, we believe the valuation for Alphabet remains attractive, offering a compelling reason to own.

During the quarter, we sold our investment in Alphabet Class A, but we maintained our position in Alphabet Class C. We also sold our position in General Electric and used the proceeds to purchase Regeneron Pharmaceuticals. We believe the company provides a better risk-return profile for our shareholders.

Regeneron's business model is focused on innovation and we believe its research and development (R&D) capabilities are significant assets that the market has overlooked. The company utilizes genetics and a proprietary antibody platform to develop its drugs and has received approval for seven drugs, all internally developed. We believe that its recent drug launches in immunology and oncology should provide a long runway of growth. Regeneron also spends twice as much on R&D as a percentage of sales compared to its peers. Although we expect this spending to produce good returns, it depresses consensus earnings because R&D costs are expensed immediately. The company would trade at 12x 2020 P/E7, instead of 16x P/E, if its R&D costs were adjusted to peer levels. Regeneron's current price is also well below biotech M&A multiples. Lastly, management owns over 10% of Regeneron's shares, which aligns the company's interests with shareholders.

Geographically, 48% of the Fund's holdings were allocated to equities in Europe and the U.K., while approximately 45% were invested in U.S. companies and 7% in Asian equities.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 13% of the Swiss franc exposure was hedged at quarter end.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 31

Oakmark Global Select Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.9%
FINANCIALS - 31.1%
BANKS - 18.0%
Bank of America Corp. (United States)	4,282	$124,163
Lloyds Banking Group PLC (United Kingdom)	158,491	113,902
Citigroup, Inc. (United States)	1,479	103,574
		341,639
INSURANCE - 7.1%
American International Group, Inc. (United States)	1,534	81,753
Willis Towers Watson PLC (United States)	274	52,463
		134,216
DIVERSIFIED FINANCIALS - 6.0%
Credit Suisse Group AG (Switzerland)	9,423	112,984
		588,839
CONSUMER DISCRETIONARY - 15.7%
AUTOMOBILES & COMPONENTS - 11.8%
Daimler AG (Germany)	2,402	133,607
Fiat Chrysler Automobiles N.V. (United Kingdom)	6,550	90,520
		224,127
CONSUMER DURABLES & APPAREL - 3.9%
Cie Financiere Richemont SA (Switzerland)	868	73,686
		297,813
COMMUNICATION SERVICES - 12.9%
MEDIA & ENTERTAINMENT - 12.9%
Alphabet, Inc., Class C (United States) (a)	129	139,054
Charter Communications, Inc., Class A (United States) (a)	264	104,327
		243,381
INFORMATION TECHNOLOGY - 12.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.5%
TE Connectivity, Ltd. (United States)	1,157	110,856
Samsung Electronics Co., Ltd. (South Korea)	1,712	69,695
		180,551
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	7,394	56,896
		237,447
INDUSTRIALS - 10.1%
CAPITAL GOODS - 7.3%
CNH Industrial N.V. (United Kingdom)	13,442	137,840
TRANSPORTATION - 2.8%
Kuehne + Nagel International AG (Switzerland)	365	54,207
		192,047
	Shares	Value
CONSUMER STAPLES - 4.5%
HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
Reckitt Benckiser Group PLC (United Kingdom)	693	$54,711
FOOD, BEVERAGE & TOBACCO - 1.6%
Diageo PLC (United Kingdom)	712	30,594
		85,305
MATERIALS - 3.9%
LafargeHolcim, Ltd. (Switzerland)	1,503	73,398
ENERGY - 3.1%
Apache Corp. (United States)	2,056	59,565
HEALTH CARE - 3.1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.1%
Regeneron Pharmaceuticals, Inc. (United States) (a)	186	58,187
TOTAL COMMON STOCKS - 96.9% (COST $1,621,775)		1,835,982
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $27,594, collateralized by a United States Treasury Note, 2.375% due 03/15/22, value plus accrued interest of $28,147 (Cost: $27,591)	$27,591	27,591
GOVERNMENT AND AGENCY SECURITIES - 1.3%
Federal Home Loan Bank, 2.13%, due 07/01/19 (b) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 2.8% (COST $52,591)		52,591
TOTAL INVESTMENTS - 99.7% (COST $1,674,366)		1,888,573
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.3%		6,414
TOTAL NET ASSETS - 100.0%		$1,894,987

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

32 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	38,413	$39,269	12/18/19	$39,959	$(690)
				$39,959	$(690)

Oakmark.com 33

Oakmark International Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	3.36%	-6.53%	10.52%	1.47%	9.03%	9.19%	09/30/92
MSCI World ex U.S. Index	3.79%	1.29%	9.01%	2.04%	6.75%	5.93%
MSCI EAFE Index[14]	3.68%	1.08%	9.11%	2.25%	6.90%	5.79%
Lipper International Fund Index[15]	3.54%	0.08%	8.81%	2.63%	7.22%	6.70%
Oakmark International Fund (Advisor Class)	3.36%	-6.42%	N/A	N/A	N/A	5.97%	11/30/16
Oakmark International Fund (Institutional Class)	3.45%	-6.35%	N/A	N/A	N/A	6.04%	11/30/16
Oakmark International Fund (Service Class)	3.29%	-6.78%	10.22%	1.14%	8.66%	7.31%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
BNP Paribas SA	4.1
Bayer AG	3.7
Intesa Sanpaolo SpA	3.7
Credit Suisse Group AG	3.5
Daimler AG	3.3
Continental AG	3.3
Glencore PLC	3.3
CNH Industrial N.V.	3.2
Bayerische Motoren Werke AG	2.9
Hennes & Mauritz AB (H&M)	2.8
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	62
Net Assets	$32.9 billion
Weighted Average Market Cap	$42.9 billion
Median Market Cap	$22.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.01%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	24.3
Consumer Discretionary	22.6
Industrials	19.9
Communication Services	9.4
Materials	8.0
Health Care	4.4
Information Technology	4.4
Consumer Staples	2.1
Energy	1.2
Short-Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	80.5
United Kingdom	21.5
Germany*	17.8
France*	12.3
Switzerland	11.8
Sweden	6.4
Netherlands*	4.4
Italy*	3.8
Ireland*	2.5
Asia	12.2
Japan	4.9
South Korea	3.5
China	1.3
% of Equity
Asia (cont'd)	12.2
Taiwan	1.1
Indonesia	1.1
India	0.3
Australasia	2.3
Australia	2.3
North America	2.2
Canada	1.5
United States	0.7
Africa	2.1
South Africa	2.1
Latin America	0.7
Mexico	0.7

*  Euro currency countries comprise 40.8% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

34 OAKMARK FUNDS

Oakmark International Fund  June 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 3.4% for the quarter ended June 30, 2019, slightly underperforming the MSCI World ex U.S. Index13, which returned 3.8% over the same period. However, the Fund has returned an average of 9.2% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.9% per year over the same period.

WPP, a U.K.-based marketing and advertising company, was a top contributor for the quarter, returning 24%. WPP's first-quarter earnings were in line with our expectations, while the new business the company won during the quarter amounted to an estimated $2 billion in annual billings compared to $4 billion for the full year in 2018. The company's sale process of its Kantar business is generating solid interest and management indicates they are on plan with the divestment process. In addition, strategic changes and restructuring are progressing according to plan.

Ryanair, headquartered in Ireland and the leading ultra-low-cost air carrier in Europe, was a large detractor from performance for the quarter, returning –14%. During the quarter, the company announced underlying 2019 fiscal-year results that were below expectations on the back of a weaker revenue environment. Passenger revenue was up only 0.6% as passenger growth of 8% was nearly entirely offset by falling yields with pricing down 6%. Unfortunately, fuel prices are up nearly 20%, but price discounting from higher cost competitors has prevented Ryanair from passing on these higher fuel prices to passengers. We believe that increased competition in this industry will result in consolidation, which will bring a more rational pricing environment to the market place. We think Ryanair continues to be extremely well positioned given its structural cost advantage compared to its competitors and it maintains a strong balance sheet that enables the management team to take a long-term approach toward creating value. We support management's growth aspirations and believe the company can continue to gain market share over its higher cost peers, though in the short term its earnings could remain volatile.

During the quarter, we sold our holding of Experian (Ireland) as it approached our estimate of fair value. We also initiated a position in EssilorLuxottica (France), a designer, manufacturer and retailer of ophthalmic lenses, and Swatch (Switzerland), a global watch designer and manufacturer.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 13% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 80.5% of our holdings in Europe and the U.K., 12.2% in Asia, and 2.2% in Australasia. The remaining positions are 2.1% in South Africa, 1.5% in Canada, 0.7% in the U.S. and 0.7% in Mexico.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 35

Oakmark International Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.4%
FINANCIALS - 24.3%
BANKS - 13.5%
BNP Paribas SA (France) (a)	28,135	$1,336,164
Intesa Sanpaolo SpA (Italy) (a)	563,417	1,205,725
Lloyds Banking Group PLC (United Kingdom)	1,223,236	879,096
Royal Bank of Scotland Group PLC (United Kingdom)	210,776	588,350
Bank Mandiri Persero Tbk PT (Indonesia)	602,465	342,225
Axis Bank, Ltd. (India) (b)	8,361	97,936
		4,449,496
DIVERSIFIED FINANCIALS - 7.9%
Credit Suisse Group AG (Switzerland)	96,209	1,153,585
EXOR N.V. (Netherlands)	11,154	781,299
Schroders PLC (United Kingdom)	11,283	437,014
AMP, Ltd. (Australia)	141,346	210,371
Schroders PLC, Non-Voting (United Kingdom)	31	978
		2,583,247
INSURANCE - 2.9%
Allianz SE (Germany)	3,089	744,722
Willis Towers Watson PLC (United States)	1,118	214,198
		958,920
		7,991,663
CONSUMER DISCRETIONARY - 22.6%
AUTOMOBILES & COMPONENTS - 13.1%
Daimler AG (Germany)	19,799	1,101,445
Continental AG (Germany)	7,353	1,072,004
Bayerische Motoren Werke AG (Germany)	13,008	962,781
Valeo SA (France) (a)	18,749	609,728
Toyota Motor Corp. (Japan)	9,505	589,612
		4,335,570
RETAILING - 4.8%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	51,501	917,089
Naspers, Ltd. (South Africa)	2,755	668,832
		1,585,921
CONSUMER DURABLES & APPAREL - 2.7%
Cie Financiere Richemont SA (Switzerland)	5,052	428,721
EssilorLuxottica SA (France)	2,150	280,559
The Swatch Group AG, Bearer Shares (Switzerland)	603	172,569
		881,849
CONSUMER SERVICES - 2.0%
Accor SA (France)	15,316	657,462
		7,460,802
	Shares	Value
INDUSTRIALS - 19.9%
CAPITAL GOODS - 14.5%
CNH Industrial N.V. (United Kingdom)	102,172	$1,047,710
Komatsu, Ltd. (Japan)	27,186	655,593
Ashtead Group PLC (United Kingdom)	21,822	624,655
Volvo AB, Class B (Sweden)	37,940	602,022
SKF AB, Class B (Sweden)	28,076	516,255
Rolls-Royce Holdings PLC (United Kingdom) (b)	44,639	476,421
Ferguson PLC (United Kingdom)	6,115	434,851
Smiths Group PLC (United Kingdom)	16,733	332,563
Meggitt PLC (United Kingdom)	15,868	105,593
		4,795,663
TRANSPORTATION - 3.3%
Ryanair Holdings PLC (Ireland) (b) (c)	12,258	786,250
Kuehne + Nagel International AG (Switzerland)	2,052	304,599
		1,090,849
COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
Bureau Veritas SA (France)	13,228	326,694
G4S PLC (United Kingdom)	100,823	266,324
Brambles, Ltd. (Australia)	9,619	86,976
		679,994
		6,566,506
COMMUNICATION SERVICES - 9.4%
MEDIA & ENTERTAINMENT - 9.4%
NAVER Corp. (South Korea)	6,113	603,584
Publicis Groupe SA (France)	11,041	582,899
WPP PLC (United Kingdom)	42,025	528,468
Baidu, Inc. (China) (b) (c)	3,517	412,756
Liberty Global PLC, Class A (United Kingdom) (b)	13,531	365,212
Liberty Global PLC, Class C (United Kingdom) (b)	13,655	362,265
Grupo Televisa SAB (Mexico) (c)	27,065	228,430
		3,083,614
MATERIALS - 8.0%
Glencore PLC (Switzerland)	308,772	1,071,871
thyssenkrupp AG (Germany)	37,904	552,759
LafargeHolcim, Ltd. (Switzerland)	9,792	478,189
Orica, Ltd. (Australia)	29,170	415,105
Akzo Nobel N.V. (Netherlands)	1,324	124,427
		2,642,351
HEALTH CARE - 4.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.7%
Bayer AG (Germany)	17,697	1,226,317
HEALTH CARE EQUIPMENT & SERVICES - 0.7%
Olympus Corp. (Japan)	21,204	235,219
		1,461,536

36 OAKMARK FUNDS

Oakmark International Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.4% (continued)
INFORMATION TECHNOLOGY - 4.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
ASML Holding N.V. (Netherlands)	2,396	$500,610
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	45,602	350,903
		851,513
TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
Samsung Electronics Co., Ltd. (South Korea)	12,909	525,454
Omron Corp. (Japan)	1,347	70,209
		595,663
		1,447,176
CONSUMER STAPLES - 2.1%
FOOD, BEVERAGE & TOBACCO - 1.1%
Danone SA (France)	1,518	128,577
Nestlé SA (Switzerland)	1,203	124,512
Diageo PLC (United Kingdom)	2,256	96,973
		350,062
HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
Reckitt Benckiser Group PLC (United Kingdom)	3,448	272,087
FOOD & STAPLES RETAILING - 0.2%
Alimentation Couche-Tard, Inc., Class B (Canada)	1,079	67,874
		690,023
ENERGY - 1.3%
Cenovus Energy, Inc. (Canada)	46,577	410,800
TOTAL COMMON STOCKS - 96.4% (COST $33,989,520)		31,754,471
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.1%
GOVERNMENT AND AGENCY SECURITIES - 2.1%
Federal National Mortgage Association, 2.24%, due 07/01/19 (d)	$500,000	500,000
Federal Home Loan Bank, 2.13%, due 07/01/19 (d)	200,000	200,000
Total Government and Agency Securities (Cost $700,000)		700,000
	Par Value	Value
COMMERCIAL PAPER - 0.7%
General Mills, Inc., 144A, 2.49% - 2.57%, due 07/10/19 - 07/22/19 (d) (e)	$75,000	$74,924
Kellogg Co., 144A, 2.54% - 2.57%, due 07/01/19 - 07/03/19 (d) (e)	40,000	39,997
Walgreens Boots, 2.61% - 2.7%, due 07/25/19 - 08/09/19 (d)	32,000	31,931
Abbvie, Inc., 144A, 2.47%, due 07/10/19 (d) (e)	25,000	24,985
Campbell Soup Co., 144A, 3.18%, due 08/05/19 (d) (e)	25,000	24,925
Schlumberger Holdings Corp., 144A, 2.54%, due 07/08/19 (d) (e)	15,000	14,993
TOTAL COMMERCIAL PAPER - 0.7% (COST $211,755)		211,755
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $110,682, collateralized by a United States Treasury Note, 2.375% due 03/15/22, value plus accrued interest of $112,885 (Cost: $110,669)	110,669	110,669
TOTAL SHORT-TERM INVESTMENTS - 3.1% (COST $1,022,424)		1,022,424
TOTAL INVESTMENTS - 99.5% (COST $35,011,944)		32,776,895
Foreign Currencies (Cost $1,514) - 0.0% (f)		1,514
Other Assets In Excess of Liabilities - 0.5%		170,878
TOTAL NET ASSETS - 100.0%		$32,949,287

(a)  A portion of the security out on loan.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(f)  Amount rounds to less than 0.1%.

Oakmark.com 37

Oakmark International Fund  June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	327,871	$335,181	12/18/19	$341,069	$(5,888)
				$341,069	$(5,888)

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  June 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/08 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	4.62%	-6.13%	7.77%	1.44%	8.65%	8.77%	11/01/95
MSCI World ex U.S. Small Cap Index	1.76%	-6.17%	8.38%	3.39%	9.19%	N/A
MSCI World ex U.S. Index[13]	3.79%	1.29%	9.01%	2.04%	6.75%	5.17%
Lipper International Small Cap Fund Index[17]	2.86%	-5.47%	8.28%	3.42%	9.71%	N/A
Oakmark International Small Cap Fund (Advisor Class)	4.61%	-6.13%	N/A	N/A	N/A	6.44%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	4.63%	-5.98%	N/A	N/A	N/A	6.54%	11/30/16
Oakmark International Small Cap Fund (Service Class)	4.50%	-6.30%	7.43%	1.14%	8.33%	8.68%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Konecranes OYJ	3.7
Julius Baer Group, Ltd.	3.5
BNK Financial Group, Inc.	3.4
Duerr AG	3.2
Azimut Holding SpA	3.0
Incitec Pivot, Ltd.	2.9
Sugi Holdings Co., Ltd.	2.8
Element Fleet Management Corp.	2.6
Controladora Vuela Cia de Aviacion SAB de CV	2.6
Travis Perkins PLC	2.5
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	63
Net Assets	$1.5 billion
Weighted Average Market Cap	$3.5 billion
Median Market Cap	$2.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/18)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	39.8
Financials	17.7
Consumer Discretionary	8.6
Communication Services	8.5
Health Care	6.1
Materials	5.0
Consumer Staples	4.9
Information Technology	4.5
Real Estate	1.2
Short Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	69.3
United Kingdom	22.9
Switzerland	10.2
Italy*	6.4
Finland*	6.3
Sweden	4.1
Netherlands*	3.9
Germany*	3.3
Denmark	2.7
Norway	2.5
France*	2.3
Spain*	2.2
Belgium*	1.2
Portugal*	0.7
% of Equity
Europe (cont'd)	69.3
Greece*	0.6
Asia	14.6
South Korea	5.5
Japan	4.8
Indonesia	3.0
India	1.0
Hong Kong	0.3
Australasia	8.1
Australia	6.8
New Zealand	1.3
Latin America	4.8
Mexico	4.8
North America	3.2
Canada	3.2

*  Euro currency countries comprise 26.9% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

For the quarter ended June 30, 2019, the Oakmark International Small Cap Fund returned 4.6%, comparing favorably to the MSCI World ex U.S. Small Cap Index16, which returned 1.8% for the same period. Since the Fund's inception in November 1995, it has returned an average of 8.8% per year.

For a second quarter in a row, the largest contributor to Fund performance was Azimut Holding. Based in Milan, Azimut is an Italian asset management company that maintains significant international operations in 16 other countries. During the quarter, the company announced strong first-quarter results that reflected a 36% increase in fees. We anticipated this fee growth because of the strong market performance and because of the changes that Azimut made to its fee structure, which we described in our last quarterly letter. We, however, don't expect that this pace of growth will continue. That said, we believe the company seems well positioned to continue to produce positive results. Management has successfully controlled costs, which has led to a more than 200% increase in profits this year, compared to the prior year. In addition, the company paid out its previously announced dividend during the quarter, which amounted to approximately a 9% yield. Management also reiterated during the quarter that it expects to exceed its business plan target of €300 million of net profit in 2019. Our discussions with company executives confirm that they remain focused on profitably growing Azimut's international business. We think these investments in international operations should create shareholder value over time. We continue to remain enthusiastic about the longer term prospects for this holding.

The largest detractor from performance for the quarter was Ontex Group—a producer of disposable personal hygiene products offered in Europe, Asia, the Americas and Africa. First-quarter results from Ontex were weaker than expected due to a 2% decline in reported revenues. Raw materials and FX also continue to hurt the company's profitability. Yet, Ontex generated 6% organic growth in the Americas, Middle East and Africa regions. After a weak 2018, company management is not sitting idle. In addition to announcing a significant cost-efficiency plan, the management team reviewed the entire business and decided to consolidate five business segments into three (Europe, health care and Americas/Middle East/Africa), including making leadership changes within these segments. We believe these changes can better position the company for future growth. Finally, Ontex also has the opportunity to increase its U.S. presence through its affiliation with a large retailer, which could help offset some of its weaker markets.

We initiated four new holdings this quarter: Fluidra, a vertically integrated manufacturer, supplier and retailer of residential and commercial swimming pool components based in Spain; BBA Aviation, a previous Fund holding, located in the U.K., which provides flight support and aftermarket services and systems; Hong Kong Broadband Network, a telecommunications company and the second-largest residential fixed line service provider in Hong Kong; and Loomis, headquartered in Sweden, the world's second-largest cash-in-transit and cash management operator in the world. We eliminated our positions in Salvatore Ferragamo (Italy) and Totvs (Brazil) during the quarter.

Geographically, we ended the quarter with approximately 69% of our holdings in Europe and the U.K., 14% in Asia, and 8% in Australasia. The remaining positions are in the Americas with 5% in Latin America (Mexico) and 3% in North America (Canada).

We continue to believe both the Swiss franc and Norwegian krone are still overvalued versus the U.S. dollar and remain hedged against these two currencies in the Fund. However, as a result of the strengthening dollar, our hedge exposures decreased during the quarter and we ended June with hedges on 12% of the Fund's franc exposure and 20% of the krone exposure.

As always, we thank you for your confidence and support.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 41

Oakmark International Small Cap Fund   June 30, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
INDUSTRIALS - 39.8%
CAPITAL GOODS - 18.1%
Konecranes OYJ (Finland)	1,442	$55,053
Duerr AG (Germany)	1,390	47,366
Travis Perkins PLC (United Kingdom)	2,280	36,895
Sulzer AG (Switzerland)	232	25,355
Metso OYJ (Finland)	612	24,032
Morgan Advanced Materials PLC (United Kingdom)	6,394	22,574
Howden Joinery Group PLC (United Kingdom)	3,371	21,707
Bucher Industries AG (Switzerland)	36	12,543
Outotec OYJ (Finland) (a)	2,212	11,681
Wajax Corp. (Canada)	506	6,076
Fluidra SA (Spain) (a)	345	4,559
dormakaba Holding AG (Switzerland)	2	1,311
		269,152
COMMERCIAL & PROFESSIONAL SERVICES - 16.7%
Mitie Group PLC (United Kingdom)	19,059	35,410
Hays PLC (United Kingdom)	15,023	29,972
Applus Services SA (Spain)	2,014	27,367
ISS A/S (Denmark)	898	27,113
Babcock International Group PLC (United Kingdom)	4,652	27,067
Randstad N.V. (Netherlands)	459	25,219
Pagegroup PLC (United Kingdom)	3,821	24,891
IWG PLC (Switzerland)	4,822	20,851
Loomis AB, Class B (Sweden)	459	15,760
SThree PLC (United Kingdom)	4,227	15,299
		248,949
TRANSPORTATION - 5.0%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	4,088	38,348
DSV AS (Denmark)	120	11,769
Freightways, Ltd. (New Zealand)	1,600	9,074
BBA Aviation PLC (United Kingdom)	2,190	7,849
Panalpina Welttransport Holding AG (Switzerland) (a)	28	6,412
		73,452
		591,553
FINANCIALS - 17.7%
DIVERSIFIED FINANCIALS - 12.4%
Julius Baer Group, Ltd. (Switzerland)	1,167	51,964
Azimut Holding SpA (Italy)	2,318	44,627
Element Fleet Management Corp. (Canada)	5,350	39,055
EFG International AG (Switzerland)	4,002	27,711
Standard Life Aberdeen PLC (United Kingdom)	5,638	21,093
		184,450
	Shares	Value
BANKS - 5.3%
BNK Financial Group, Inc. (South Korea)	7,751	$50,278
DGB Financial Group, Inc. (South Korea)	4,109	29,005
		79,283
		263,733
CONSUMER DISCRETIONARY - 8.6%
AUTOMOBILES & COMPONENTS - 4.8%
Pirelli & C SpA (Italy)	4,918	29,067
Autoliv, Inc. (Sweden)	380	26,801
Dometic Group AB (Sweden)	1,585	15,873
		71,741
RETAILING - 2.0%
GrandVision N.V. (Netherlands)	1,316	30,576
CONSUMER SERVICES - 1.8%
Autogrill SpA (Italy)	1,647	17,259
Dignity PLC (United Kingdom)	1,099	9,035
		26,294
		128,611
COMMUNICATION SERVICES - 8.4%
MEDIA & ENTERTAINMENT - 4.3%
Criteo SA (France) (a) (b)	1,398	24,051
Megacable Holdings SAB de CV (Mexico)	4,089	17,369
NOS SGPS SA (Portugal)	1,517	9,967
SKY Network Television, Ltd. (New Zealand)	12,123	9,610
Hakuhodo DY Holdings, Inc. (Japan)	228	3,833
		64,830
TELECOMMUNICATION SERVICES - 4.1%
Tower Bersama Infrastructure Tbk PT (Indonesia)	85,377	22,904
Sarana Menara Nusantara Tbk PT (Indonesia)	399,442	19,933
Bharti Infratel, Ltd. (India)	3,753	14,520
HKBN, Ltd. (Hong Kong)	1,959	3,531
		60,888
		125,718
HEALTH CARE - 6.1%
HEALTH CARE EQUIPMENT & SERVICES - 6.1%
Healius, Ltd. (Australia)	16,936	35,908
ConvaTec Group PLC (United Kingdom)	19,233	35,611
Ansell, Ltd. (Australia)	985	18,564
		90,083
MATERIALS - 5.0%
Incitec Pivot, Ltd. (Australia)	17,965	43,009
DS Smith PLC (United Kingdom)	4,939	22,738
Titan Cement Co. SA (Greece)	420	8,189
		73,936

42 OAKMARK FUNDS

Oakmark International Small Cap Fund   June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
CONSUMER STAPLES - 4.9%
FOOD & STAPLES RETAILING - 2.8%
Sugi Holdings Co., Ltd. (Japan)	892	$42,093
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Ontex Group N.V. (Belgium)	1,074	17,315
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico) (a)	7,105	13,212
		30,527
		72,620
INFORMATION TECHNOLOGY - 4.5%
SOFTWARE & SERVICES - 2.4%
Atea ASA (Norway) (a)	2,617	35,585
TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
Hirose Electric Co., Ltd. (Japan)	209	23,266
Ingenico Group SA (France)	96	8,450
		31,716
		67,301
REAL ESTATE - 1.2%
LSL Property Services PLC (United Kingdom)	5,853	15,609
Countrywide PLC (United Kingdom) (a)	33,681	1,803
		17,412
TOTAL COMMON STOCKS - 96.2% (COST $1,457,619)		1,430,967
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 06/28/19 due 07/01/19, repurchase price $26,546, collateralized by a United States Treasury Note, 2.375% due 03/15/22, value plus accrued interest of $27,076 (Cost: $26,543)	$26,543	26,543
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 1.6%
Federal Home Loan Bank, 2.13%, due 07/01/19 (c) (Cost $25,000)	$25,000	$25,000
TOTAL SHORT-TERM INVESTMENTS - 3.4% (COST $51,543)		51,543
TOTAL INVESTMENTS - 99.6% (COST $1,509,162)		1,482,510
Foreign Currencies (Cost $1,647) - 0.1%		1,648
Other Assets In Excess of Liabilities - 0.3%		3,564
TOTAL NET ASSETS - 100.0%		$1,487,722

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Oakmark.com 43

Oakmark International Small Cap Fund   June 30, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	62,157	$7,209	03/18/20	$7,317	$(108)
Swiss Franc	14,433	14,755	12/18/19	15,014	(259)
				$22,331	$(367)

44 OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  Crouse, Karen. "How Basketball and Baseball Helped Gary Woodland Master Golf." The New York Times, June 17, 2019.

2.  Epstein, David. "Range: Why Generalists Triumph in a Specialist World." May 28, 2019.

3.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

8.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers

Oakmark.com 45

Disclosures and Endnotes (continued)

approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

46 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Joseph J. Allessie—Vice President*

Megan J. Claucherty—Vice President

Rick Dercks—Vice President*

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Zachary D. Weber—Vice President, Principal Financial Officer and Treasurer

Benjamin D. Wiesenfeld—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Edward J. Wojciechowski—Vice President

Rana J. Wright—Vice President, Secretary and Chief Legal Officer

*  Mr. Allessie and Mr. Dercks each assumed his respective duties effective April 24, 2019.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (for filings after March 31, 2019). The Funds' Form N-Qs (Form N-PORTs) are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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Oakmark.com